EXHIBIT 10.9

WASHINGTON MUTUAL, INC.

RESOLUTION OF THE HUMAN RESOURCES COMMITTEE
REGARDING WM ADVISORS, INC. AND THE DEFERRED COMPENSATION PLAN,
THE SUPPLEMENTAL EMPLOYEES’ RETIREMENT PLAN AND THE
SUPPLEMENTAL EXECUTIVE RETIREMENT ACCUMULATION PLAN

WHEREAS, Washington Mutual, Inc. (the “Company”) sponsors the Washington Mutual, Inc. Deferred Compensation Plan, the Supplemental Executive Retirement Accumulation Plan (“SERAP”), and the Supplemental Employees’ Retirement Plan (“SERP”, and collectively, the “Plans”) to provide retirement benefits to certain executives, senior officers and highly compensated employees;

WHEREAS, the Company has entered into an agreement whereby the Principal Life Insurance Company (“Principal”) will acquire all of the shares of WM Advisors, Inc. (“WMAI”), a subsidiary of Washington Mutual (the “Sale”) and will merge WMAI into Principal;

WHEREAS, certain current employees of WMAI are participants in one or more of the Plans (the “Participants”);

WHEREAS, effective immediately before the Sale, the Company desires to spin off  all of the liabilities associated with the Participants in the Plans to new plans to be sponsored by WMAI (the “WM Advisors Plans”), which such WM Advisors Plans shall be identical to the Plans except that (i) references to the Company shall instead refer to WMAI where appropriate, and (ii) all benefit accruals under the WM Advisors Plans (including, for the avoidance of doubt, pay credits and interest credits where applicable) shall be frozen as of the date of the Sale, and Participants’ accrued benefits shall not increase thereafter

WHEREAS, because the liabilities under the Plans with respect to the Participants are being spun off to WMAI and the Participants are expected to continue employment with WMAI, no Participant will experience a “separation from service” (within the meaning of Section 409A of the Internal Revenue Code) solely as a result of the Sale; and

WHEREAS, because the definition of “Compensation” in the SERP and SERAP refer to the definition of compensation in the WaMu Pension Plan, and due to changes in the WaMu Pension Plan, the definition in the SERP and SERAP must be amended to avoid a reduction in benefits;

WHEREAS, the Human Resources Committee has the authority to amend the Plans;

NOW, THEREFORE, IT IS HEREBY RESOLVED that the liabilities and accruals associated with the Participants in the Plans are hereby spun off to the corresponding WM Advisors Plans, which such WM Advisors Plans shall be identical to the Plans except that

(i) references to the Company shall instead refer to WMAI where appropriate, and (ii) all benefit accruals under the WM Advisors Plans (including, for the avoidance of doubt, pay credits and interest credits where applicable) shall be frozen as of the date of the Sale, and Participants’ accrued benefits under the WM Advisors Plans shall not increase thereafter; and

FURTHER RESOLVED that, effective immediately before the Sale, the Participants shall accrue no additional benefits under the Plans and shall have no further rights under the Plans (including, without limitation, the right to any payment under the Plans);

FURTHER RESOLVED that, subject to its consent, WMAI shall be the sponsor of the WM Advisors Plans;

FURTHER RESOLVED, that the amendments substantially as set forth in Attachment A are hereby adopted with respect to the WM Advisor Plans, and where indicated in Attachment A, to the Plans.

FURTHER RESOLVED that the Company’s Executive Vice President - Human Resources is further authorized and directed to take any actions he deems necessary to carry out the intent of this resolution, including but not limited to making any changes he deems necessary to Attachment A, directing the Company’s third party administrator to prepare any necessary documents and records, to notify the Participants, and to collaborate with employees and outside counsel of Principal.

ATTACHMENT A

AMENDMENT TO THE DEFERRED COMPENSATION PLAN

1.                                       Benefit Credits Frozen.  Effective as of the date of the closing of the sale of WM Advisors, Inc. to Principal (the “Closing”), there shall be no further credits under Section 4 of the Plan with respect to any participants who are currently employees of WM Advisors, Inc. or Washington Mutual, Inc. and any of its subsidiaries and who also become employees of the Principal pursuant to an agreement between Washington Mutual, Inc. and the Principal (the “Specified Participants”).  Any elections previously filed by Specified Participants to defer compensation under this section shall be null and void as of the Closing.

2.                                       Interest Credits Frozen.  Effective as of the Closing, there shall be no further interest credits under Section 4, 3 to the accounts of any of the Specified Participants.

3.                                       WM Advisors, Inc.  is Successor Sponsor.  Effective immediately, WM Advisors, Inc. shall become the successor sponsor of the plan that covers the Specified Participants, and Section 1.5 is hereby replaced in its entirety by the following:

“Company” means WM Advisors, Inc.

In addition, the preamble is hereby amended by replacing the last sentence of the preamble with the following:

The “Deferred Compensation Plan” was amended and restated effective July 20, 2004 as set forth herein.  The Plan was also amended effective October 17, 2006 to spin off the portion of the Plan that applies to employees of WM Advisors, Inc. (“WMAI”) in anticipation of the closing of the sale of WMAI to Principal Life Insurance Company.  To that end, benefit credits and other credits were frozen on the date of the closing.

AMENDMENT TO THE SUPPLEMENTAL EXECUTIVE

RETIREMENT ACCUMULATION PLAN

1.                                       Benefit Credits Frozen.  Effective as of the date of the closing of the sale of WM Advisors, Inc. to Principal (the “Closing”), there shall be no further credits under Section 3.2 of the Plan with respect to any participants who are currently employees of WM Advisors, Inc. or Washington Mutual, Inc. and any of its subsidiaries and who also become employees of Principal pursuant to an agreement between Washington Mutual, Inc. and Principal (the “Specified Participants”).  Any elections previously filed by Specified Participants to defer compensation under this section shall be null and void as of the Closing.

2.                                       Interest Credits Frozen.  Effective as of the Closing, there shall be no further interest credits pursuant to Section 3.3 to the accounts of any of the Specified Participants.

4.                                       WM Advisors, Inc.  is Successor Sponsor.  Effective immediately, WM Advisors, Inc. shall become the successor sponsor of the plan that covers the Specified Participants, and Section 1.5 is hereby replaced in its entirety by the following:

“Company” means WM Advisors, Inc.

In addition, the preamble is hereby amended by replacing the last sentence of the preamble with the following:

The “Deferred Compensation Plan” was amended and restated effective July 20, 2004 as set forth herein.  The Plan was also amended effective October 17, 2006 to spin off the portion of the Plan that applies to employees of WM Advisors, Inc. (“WMAI”) in anticipation of the closing of the sale of WMAI to Principal Life Insurance Company.  To that end, benefit credits and other credits were frozen on the date of the closing.

3.                                       Definition of Compensation.  The following amendment applies to both the SERAP that was spun off and to the SERAP that continues to be sponsored by Washington Mutual, Inc.  Section 2.6 is replaced in it’s entirety by the following:

Compensation.   A Participant’s compensation, determined according to the definition of “compensation” under the Pension Plan for the Plan Year plus any amounts deferred under Section 3.1(a) of the Deferred Compensation Plan, without regard to the limitations of section 401(a)(17) of the Code contained in the Pension Plan, that is actually paid or made available to the Participant during such year, less the maximum amount of compensation that can be considered under section 401(a)(17)(A) of the Code, as adjusted by section 401(a)(17)(B) of the Code.

AMENDMENT TO THE SUPPLEMENTAL EMPLOYEES’ RETIREMENT PLAN

1.                                       Benefit Credits Frozen.  Effective as of the date of the closing of the sale of WM Advisors, Inc. to Principal (the “Closing”), there shall be no further credits under Section 3.2 of the Plan with respect to any participants who are currently employees of WM Advisors, Inc. or Washington Mutual, Inc. and any of its subsidiaries and who also become employees of Principal pursuant to an agreement between Washington Mutual, Inc. and Principal (the “Specified Participants”).  Any elections previously filed by Specified Participants to defer compensation under this section shall be null and void as of the Closing.

2.                                       Interest Credits Frozen.  Effective as of the Closing, there shall be no further interest credits pursuant to Section 3.3 to the accounts of any of the Specified Participants.

5.                                       WM Advisors, Inc.  is Successor Sponsor.  Effective immediately, WM Advisors, Inc. shall become the successor sponsor of the plan that covers the Specified Participants, and Section 1.5 is hereby replaced in its entirety by the following:

“Company” means WM Advisors, Inc.

In addition, the preamble is hereby amended by replacing the last sentence of the preamble with the following:

The “Deferred Compensation Plan” was amended and restated effective July 20, 2004 as set forth herein.  The Plan was also amended effective October 17, 2006 to spin off the portion of the Plan that applies to employees of WM Advisors, Inc. (“WMAI”) in anticipation of the closing of the sale of WMAI to Principal Life Insurance Company.  To that end, benefit credits and other credits were frozen on the date of the closing.

3.                                       Definition of Compensation.  The following amendment applies to both the SERP that was spun off and to the SERAP that continues to be sponsored by Washington Mutual, Inc.  Section 2.6 is replaced in it’s entirety by the following:

Compensation.   A Participant’s compensation, determined according to the definition of “compensation” under the Pension Plan for the Plan Year plus any amounts deferred under Section 3.1(a) of the Deferred Compensation Plan, without regard to the limitations of section 401(a)(17) of the Code contained in the Pension Plan, that is actually paid or made available to the Participant during such year, less the maximum amount of compensation that can be considered under section 401(a)(17)(A) of the Code, as adjusted by section 401(a)(17)(B) of the Code.